Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Shearson Financial Network, Inc. (the “Company”) hereby certifies with respect to the amended Quarterly Report on Form 10-QSBA of the Company for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission (the "10-Q Report") that to his knowledge:

1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	December 8, 2006
/s/ Michael A. Barron
Michael A. Barron
President and Chief Executive Officer

Date:	December 8, 2006
/s/ Theresa Carlise
Theresa Carlise
Chief Financial Officer